Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tsakos Energy Navigation Limited (the “Company”) on Form 20-F for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on April 9, 2010, as amended by Amendment No. 1 to the Form 20-F filed on the date hereof (the “Report”), I, Paul Durham, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Durham

Paul Durham
Chief Financial Officer and Chief Accounting Officer

Date: October 25, 2010